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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-93544) of White River Corporation and in the related Prospectus of our report dated April 6, 1998, with respect to the consolidated financial statements of White River Corporation, as amended, included in this Form 10-K/A for the year ended December 31, 1997.

                                          /s/ Ernst & Young LLP

Stamford, Connecticut

May 22, 1998